Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account VNY
File No.811-21703, CIK 0001306676
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account VNY, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 778207);

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316);

•	Columbia Funds Variable Insurance Trust (CIK: 815425);

•	DFA Investment Dimensions Group, Inc. (CIK: 355437);

•	The Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064);

•	Dreyfus Variable Investment Fund (CIK: 813383);

•	Federated Insurance Series (CIK: 912577);

•	Nationwide Variable Insurance Trust (CIK: 353905);

•	Vanguard Variable Insurance Fund (CIK: 857490);

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; and 927384);

•	Wanger Advisors Trust (CIK: 929521);

•	Wells Fargo Advantage Variable Trust Funds (CIK: 1081402);

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Allison Ryan
Allison Ryan, Vice President
Transamerica Financial Life Insurance Company